UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On January 28, 2021, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to provide an update on the financial statements, San Diego ShowGrow operations, the Arkansas Body and Mind branded dispensary and construction at NMG Ohio’s production facility.

The Company is working to complete the October 31, 2020 interim financial statements, including the related management discussion and analysis, and anticipates the October 31, 2020 interim financials statements will be filed on or before February 3rd, 2021.

In San Diego, the Company has increased customer access through a proprietary delivery platform at the ShowGrow San Diego dispensary. Customers can order on-line for pickup in store, curbside and now through our delivery platform.

“We’ve seen a significant uptick in on-line and curbside orders across all our dispensary operations as customers increasingly choose low contact purchasing options,” stated Michael Mills, CEO of Body and Mind. “Our convenient ordering platform through www.buybamonline.com or www.bodyandmind.com allows customers to view real time menus and pricing as well as participate in our popular rewards programs.”

The Body and Mind branded dispensary in Arkansas has also commenced a delivery option and offers customers convenient contact free choices including online ordering in advance. The Arkansas facility completed construction last year and is progressing with preparation for cultivation operations. The cultivation team is engaged in the final stages of set up in advance of inspection and permitting by local and state authorities.

In Elyria, Ohio, the Company continues to make progress at NMG Ohio’s new production operation project. The fundamental HVAC, plumbing and electrical work has been completed with only security systems and finishing work remaining. Construction is expected to be completed around March 2021, with equipment setup and inspections planned soon thereafter.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated January 28, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: January 28, 2021	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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